LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

LOOMIS SAYLES INSTITUTIONAL FUNDS

LOOMIS SAYLES RETAIL EQUITY FUNDS

LOOMIS SAYLES RETAIL INCOME FUNDS

LOOMIS SAYLES SECURITIZED ASSET FUND

Supplement dated March 3, 2008 to the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Prospectus, Loomis Sayles Institutional Funds Prospectus, Loomis Sayles Retail Equity Funds Prospectus and Loomis Sayles Retail Income Funds Prospectus, each dated February 1, 2008, as may be revised and supplemented from time to time.

Effective March 3, 2008, the following paragraph is added immediately following the last paragraph of the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

M-LSSP86-0308